                                                                     Exhibit 1.1


                      ABFS EQUIPMENT CONTRACT TRUST 1999-A

                         EQUIPMENT CONTRACT-BACKED NOTES

                                  SERIES 1999-A

                             UNDERWRITING AGREEMENT

                             UNDERWRITING AGREEMENT


PRUDENTIAL SECURITIES INCORPORATED
One New York Plaza
New York, New York  10292

June 24, 1999

Ladies and Gentlemen:

                  Prudential Securities Secured Financing Corporation (the "Depositor") proposes, subject to the terms and conditions stated herein and in the attached Underwriting Agreement Standard Provisions, dated June 24, 1999 (the "Standard Provisions"), between the Depositor, American Business Leasing, Inc. (the "Originator") and Prudential Securities Incorporated, to issue and sell to you (the "Underwriter") the Securities specified in Schedule I hereto (the "Offered Securities"). The Depositor and the Originator agree that each of the provisions of the Standard Provisions is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Underwriting Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Underwriting Agreement. Each reference to the "Representative" herein and in the provisions of the Standard Provisions so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Standard Provisions are used herein as therein defined. The Prospectus Supplement and the accompanying Prospectus relating to the Offered Securities (together, the "Prospectus") are incorporated by reference herein.

                  Subject to the terms and conditions set forth herein and in the Standard Provisions incorporated herein by reference, the Depositor agrees to issue and sell to the Underwriter, and the Underwriter agrees to purchase from the Depositor, at the time and place and at the purchase price to the Underwriter and in the manner set forth in Schedule I hereto, the entire original principal balance of the Offered Securities.

                  [Remainder of Page Intentionally Left Blank]

                  If the foregoing is in accordance with your understanding, please sign and return to us two counterparts hereof, and upon acceptance hereof by you, this letter and such acceptance hereof, including the provisions of the Standard Provisions incorporated herein by reference, shall constitute a binding agreement between the Underwriter, the Originator and the Depositor.

                                        Yours truly,

                                        PRUDENTIAL SECURITIES SECURED
                                         FINANCING CORPORATION

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        AMERICAN BUSINESS LEASING, INC.


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


Accepted as of the date hereof:

PRUDENTIAL SECURITIES INCORPORATED


By:
   -----------------------------------
   Name:
   Title:

                   [Signature Page to Underwriting Agreement]

                                                                      SCHEDULE I

Title of Offered Securities:            ABFS Equipment Contract Trust 1999-A,
                                        Equipment Contract Backed Notes, Series
                                        1999-A, Class A-1, Class A-2, Class A-3
                                        and Class A-4.

Terms of Offered Securities:            The Offered Securities shall have the
                                        terms set forth in the Prospectus and
                                        shall conform in all material respects
                                        to the descriptions thereof contained
                                        therein, and shall be issued pursuant to an Indenture, to be dated as of June 1, 1999, between the ABFS Equipment
                                        Contract Trust 1999-A, as issuer,
                                        American Business Leasing, Inc., as
                                        servicer and The Chase Manhattan Bank,
                                        as indenture trustee.

Purchase Price:                         The purchase price for the Offered
                                        Securities shall be 99.65%, 99.65%,
                                        99.65% and 98.259375% of the aggregate
                                        note principal balance of the Class A-1
                                        Notes, Class A-2 Notes, Class A-3 Notes
                                        and Class A-4 Notes, respectively, as of the Closing Date, plus accrued interest at the rate of 6.025% per annum, 6.650% per annum and 6.650% per annum, on the aggregate note principal balance of the Class A-2 Notes, Class A-3 Notes and
                                        Class A-4 Notes, respectively, from, and including June 15, 1999 to, but not including the Closing Date.

Specified funds for payment of
Purchase Price:                         Federal Funds (immediately available
                                        funds).

Required Ratings of the Class A-1,      For the Class A-1 Notes, "P-1", and for
Class A-2, Class A-3 and Class A-4      the Class A-2, Class A-3 and Class A-4
Notes:                                  Notes, "Aaa" by Moody's Investors
                                        Service, Inc.

                                        For the Class A-1 Notes, "A-1+", and for the Class A-2, Class A-3 and Class A-4 Notes, "AAA" by Standard & Poor's Ratings Services

Closing Date:                           On or about June 28, 1999 at 10:00 A.M.
                                        eastern standard time or at such other
                                        time as the Depositor, the Originator
                                        and the Underwriter shall agree.

Closing Location:                       Dewey Ballantine LLP, 1301 Avenue of the
                                        Americas, New York, New York 10019.

Name and address of Representative:     Designated Representative: Prudential
                                        Securities Incorporated.

Address for Notices, etc.:              One New York Plaza
                                        New York, New York  10292
                                        Attn:  Joseph Donovan

                  STANDARD PROVISIONS TO UNDERWRITING AGREEMENT
                                  June 24, 1999

                  From time to time, Prudential Securities Secured Financing Corporation, a Delaware corporation (the "Depositor") and American Business Leasing, Inc., a Delaware corporation (the "Originator") may enter into one or more underwriting agreements (each, an "Underwriting Agreement") that provide for the sale of designated securities to the several underwriters named therein (such underwriters constituting the "Underwriters" with respect to such Underwriting Agreement and the securities specified therein). The several underwriters named in an Underwriting Agreement will be represented by one or more representatives as named in such Underwriting Agreement (collectively, the "Representative"). The term "Representative" also refers to a single firm acting as sole representative of the Underwriters and to Underwriters who act without any firm being designated as their representative. The standard provisions set forth herein (the "Standard Provisions") may be incorporated by reference in any Underwriting Agreement. These Standard Provisions shall not be construed as an obligation of the Depositor to sell any securities or as an obligation of any of the Underwriters to purchase such securities. The obligation of the Depositor to sell any securities and the obligation of any of the Underwriters to purchase any of the securities shall be evidenced by the Underwriting Agreement with respect to the securities specified therein. An Underwriting Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of the communications transmitted. The obligations of the underwriters under these Standard Provisions and each Underwriting Agreement shall be several and not joint. Unless otherwise defined herein, the terms defined in the Underwriting Agreement are used herein as defined in the Prospectus referred to below.

                  1. The Offered Securities. The Depositor proposes to sell pursuant to the applicable Underwriting Agreement to the several Underwriters named therein equipment contract backed notes (the "Securities") representing indebtedness secured primarily by the property of a trust which consists of two pledged notes (the "Pledged Notes") which are secured by a pool of receivables consisting of direct finance leases and commercial loans (the "Contracts"), the security interests in the underlying equipment (the "Equipment") and certain related property. The Securities will be issued pursuant to an Indenture (the "Indenture") by and between ABFS Equipment Contract Trust 1999-A, as issuer (the "Issuer"), American Business Leasing, Inc., as servicer (the "Servicer") and The Chase Manhattan Bank, as indenture trustee (the "Indenture Trustee"). The Issuer will be formed, at the direction of the Depositor, pursuant to the terms of a Trust Agreement (the "Trust Agreement"), among the Transferors, the Depositor, and First Union Trust Company, as owner trustee (the "Owner Trustee"). The Contracts will be by the Originator to ABFS Residual LLC 1999-A and ABFS Finance LLC 1999-A (together, the "Transferors") pursuant to the terms of a Receivables Sale Agreement (the "Receivables Sale Agreement"), among the Originator and the Transferors. The Transferors will, at the direction of the Depositor, contribute the Contracts to the Issuer pursuant to the terms of a Receivables Pledge Agreement (the "Receivables Pledge Agreement"), among the Issuer, the Depositor, the Indenture Trustee, and the Transferors. The Contracts will be serviced by the Servicer pursuant to the terms of a Servicing Agreement ("Servicing Agreement"), by and among the Originator, the Transferors, the Servicer, Chase Bank of Texas, N.A., as collateral agent (the "Collateral Agent"), the Issuer and the Indenture Trustee. The Class A Notes will have the benefit of a note insurance policy (the

"Policy") issued by Financial Security Assurance Inc. (the "Note Insurer") pursuant to the terms of an Insurance and Indemnity Agreement (the "Insurance Agreement") among the Note Insurer, the Originator, the Transferors, the Issuer, ABFS Special Purpose Management, Inc. (the "Manager") and American Business Credit, Inc. ("ABC"). The Indenture, Trust Agreement, Receivables Sale Agreement, Receivables Pledge Agreement, Insurance Agreement and Servicing Agreement are collectively referred to herein as the "Transaction Documents".

                  The terms and rights of any particular issuance of Securities shall be as specified in the Underwriting Agreement relating thereto and in or pursuant to the Indenture identified in such Underwriting Agreement. The Securities which are the subject of any particular Underwriting Agreement into which these Standard Provisions are incorporated are herein referred to as the "Offered Securities."

                  The Depositor has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. 333-52021), including a prospectus relating to the Securities under the Securities Act of 1933, as amended (the "1933 Act"). The term "Registration Statement" means such registration statement as amended to the date of the Underwriting Agreement. The term "Base Prospectus" means the prospectus included in the Registration Statement. The term "Prospectus Supplement" means the prospectus supplement specifically relating to the Offered Securities, dated June 24, 1999. The term "Prospectus" means the Base Prospectus together with the Prospectus Supplement, as first filed with the Commission pursuant to Rule 424. The term "Preliminary Prospectus" means a preliminary prospectus supplement specifically relating to the Offered Securities together with the Base Prospectus.

                  2. Offering by the Underwriters. Upon the execution of the Underwriting Agreement applicable to any Offered Securities and the authorization by the Representative of the release of such Offered Securities, the several Underwriters propose to offer for sale to the public the Offered Securities at the prices and upon the terms set forth in the Prospectus.

                  3. Purchase, Sale and Delivery of the Offered Securities. Unless otherwise specified in the Underwriting Agreement, payment for the Offered Securities shall be made by certified or official bank check or checks payable to the order of the Depositor in immediately available or next day funds, at the time and place set forth in the Underwriting Agreement, upon delivery to the Representative for the respective accounts of the several Underwriters of the Offered Securities registered in definitive form and in such names and in such denominations as the Representative shall request in writing not less than five full business days prior to the date of delivery. The time and date of such payment and delivery with respect to the Offered Securities are herein referred to as the "Closing Date".

                  4. Conditions of the Underwriters' Obligations. The respective obligations of the several Underwriters pursuant to the Underwriting Agreement shall be subject, in the discretion of the Representative, to the accuracy in all material respects of the representations and warranties of the Depositor and the Originator contained herein as of the date of the Underwriting Agreement and as of the Closing Date as if made on and as of the Closing Date, to the accuracy in all material respects of the statements of the officers of the Issuer, the Depositor and the Originator made in any certificates pursuant to the provisions hereof and of the Underwriting Agreement, to the performance by the Depositor of its covenants and agreements contained herein and to the following additional conditions precedent:

               (a) All actions required to be taken and all filings required to be made by or on behalf of the Depositor under the 1933 Act and the Securities Exchange Act of 1934, as amended (the "1934 Act") prior to the sale of the Offered Securities shall have been duly taken or made.

               (b) (i) No stop order suspending the effectiveness of the Registration Statement shall be in effect; (ii) no proceedings for such purpose shall be pending before or threatened by the Commission, or by any authority administering any state securities or "Blue Sky" laws; (iii) any requests for additional information on the part of the Commission shall have been complied with to the Representative's reasonable satisfaction; (iv) since the respective dates as of which information is given in the Registration Statement and the Prospectus except as otherwise stated therein, there shall have been no material adverse change in the condition, financial or otherwise, earnings, affairs, regulatory situation or business prospects of the Depositor;
          (v) there are no material actions, suits or proceedings pending before any court or governmental agency, authority or body or threatened, affecting the Depositor or the transactions contemplated by the Underwriting Agreement; (vi) the Depositor is not in violation of its charter or its by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which it is a party or by which it or its properties may be bound, which violations or defaults separately or in the aggregate would have a material adverse effect on the Depositor; and (vii) the Representative shall have received, on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Depositor, to the foregoing effect.

               (c) Subsequent to the execution of the Underwriting Agreement, there shall not have occurred any of the following: (i) if at or prior to the Closing Date, trading in securities on the New York Stock Exchange shall have been suspended or any material limitation in trading in securities generally shall have been established on such exchange, or a banking moratorium shall have been declared by New York State or federal authorities; (ii) if at or prior to the Closing Date, there shall have been an outbreak or escalation of hostilities between the United States and any foreign power, or of any other insurrection or armed conflict involving the United States which results in the declaration of a national emergency or war, and, in the reasonable opinion of the Representative, makes it impracticable or inadvisable to offer or sell the Offered Securities; or (iii) if at or prior to the Closing Date, a general moratorium on commercial banking activities in the State of New York shall have been declared by either federal or New York State authorities.

               (d) The Representative shall have received, on the Closing Date, a certificate dated the Closing Date and signed by an executive officer of the Depositor to the effect that attached thereto is a true and correct copy of the letter from each nationally recognized statistical rating organization (as that term is defined by the Commission for purposes of Rule 436(g)(2) under the 1933 Act) that rated the Offered Securities and confirming that, unless otherwise specified in the Underwriting Agreement, the Offered Securities have been rated in the highest rating categories by each such organization and that each such rating has not been rescinded since the date of the applicable letter.

               (e) The Representative shall have received, on the Closing Date, an opinion of Dewey Ballantine LLP, special counsel for the Depositor, dated the Closing Date, in form and substance satisfactory to the Representative and containing opinions substantially to the effect set forth in Exhibit A hereto.

               (f) The Representative shall have received, on the Closing Date, an opinion of counsel for the Servicer, the Transferors and the Originator, dated the Closing Date, in form and substance satisfactory to the Representative and counsel for the Underwriters and containing opinions substantially to the effect set forth in Exhibit B hereto.

               (g) The Representative shall have received, on the Closing Date, an opinion of counsel for the Indenture Trustee, dated the Closing Date, in form and substance satisfactory to the Representative and counsel for the Underwriters and containing opinions substantially to the effect set forth in Exhibit C hereto.

               (h) The Representative shall have received, on the Closing Date, an opinion of counsel for the Issuer and First Union Trust Company, National Association, as owner trustee (the "Owner Trustee"), dated the Closing Date, in form and substance satisfactory to the Representative and counsel for the Underwriters and containing opinions substantially to the effect set forth in Exhibit D hereto.

               (i) The Representative shall have received, on the Closing Date, an opinion of Dewey Ballantine LLP, special counsel for the Depositor, dated the Closing Date, with respect to the incorporation of the Depositor, the validity of the Offered Securities, the Registration Statement, the Prospectus and other related matters as the Underwriters may reasonably require, and the Depositor shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

               (j) The Representative shall have received, on or prior to the date of first use of the prospectus supplement relating to the Offered Securities, and on the Closing Date if requested by the Representative, letters of independent accountants of the Depositor in the form and reflecting the performance of the procedures previously requested by the Representative.

               (k) The Depositor shall have furnished or caused to be furnished to the Representative on the Closing Date a certificate of an executive officer of the Depositor satisfactory to the Representative as to the accuracy of the representations and warranties of the Depositor herein at and as of such Closing Date as if made as of such date, as to the performance by the Depositor of all of its obligations hereunder to be performed at or prior to such Closing Date, and as to such other matters as the Representative may reasonably request;

               (l) The Servicer shall have furnished or caused to be furnished to the Representative on the Closing Date a certificate of officers of such Servicer in form and substance reasonably satisfactory to the Representative;

               (m) The Note Insurance Policy shall have been duly executed and issued at or prior to the Closing Date and shall conform in all material respects to the description thereof in the Prospectus Supplement.

               (n) The Representative shall have received, on the Closing Date, an opinion of counsel to Financial Security Assurance Inc. (the "Note Insurer"), dated the Closing Date, in form and substance satisfactory to the Representative and counsel for the Underwriters and containing opinions as to such matters as the Representative may reasonably request.

               (o) On or prior to the Closing Date there shall not have occurred any downgrading, nor shall any notice have been given of (i) any intended or potential downgrading or (ii) any review or possible change in rating the direction of which has not been indicated, in the rating accorded the Note Insurer's claims paying ability by any "nationally recognized statistical rating organization," as such term is defined for purposes of the 1933 Act.

               (p) There has not occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations, since March 31, 1999, of the Note Insurer, that is in the Representative's judgment material and adverse and that makes it in the Representative's judgment impracticable to market the Offered Securities on the terms and in the manner contemplated in the Prospectus.

               (q) The Representative shall have been furnished such further information, certificates, documents and opinions as the Representative may reasonably request.

               5. Covenants of the Depositor. In further consideration of the agreements of the Underwriters contained in the Underwriting Agreement, the Depositor covenants as follows:

               (a) To furnish the Representative, without charge, copies of the Registration Statement and any amendments thereto including exhibits and as many copies of the Prospectus and any supplements and amendments thereto as the Representative may from time to time reasonably request.

               (b) Immediately following the execution of the Underwriting Agreement, the Depositor will prepare a prospectus supplement setting forth the principal amount, notional amount or stated amount, as applicable, of Offered Securities covered thereby, the price at which the Offered Securities are to be purchased by the Underwriters from the Depositor, either the initial public offering price or prices or the method by which the price or prices at which the Offered Securities are to be sold will be determined, the selling concessions and reallowances, if any, any delayed delivery arrangements, and such other information as the Representative and the Depositor deem appropriate in connection with the offering of the Offered Securities, but the Depositor will not file any amendment to the Registration Statement or any supplement to the Prospectus of which the Representative shall not previously have been advised and furnished with a copy a reasonable time prior to the proposed filing or to which the Representative shall have reasonably objected. The Depositor will use its best efforts to cause any amendment to the Registration Statement to become effective as promptly as possible. During the time when a Prospectus is required to be delivered under the 1933 Act, the Depositor will comply so far as it is able with all requirements imposed upon it by the 1933 Act and the rules and regulations thereunder to the extent necessary to permit the continuance of sales or of dealings in the Offered Securities in accordance with the provisions hereof and of the Prospectus, and the Depositor will prepare and file with the Commission, promptly upon request by the Representative, any amendments to the Registration Statement or supplements to the Prospectus which may be necessary or advisable in connection with the distribution of the Offered Securities by the Underwriters, and will use its best efforts to cause the same to become effective as promptly as possible. The Depositor will advise the Representative, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement or any amended Registration Statement has become effective or any supplement to the Prospectus or any amended Prospectus has been filed. The Depositor will advise the Representative, promptly after it receives notice or obtains knowledge thereof, of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of any preliminary Prospectus or the Prospectus, or the suspension of the qualification of the Offered Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for any such purpose, or of any request made by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information, and the Depositor will use its best efforts to prevent the issuance of any such stop order or any order suspending any such qualification, and if any such order is issued, to obtain the lifting thereof as promptly as possible.

               (c) If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the 1933 Act, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact, or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary for any other reason to amend or supplement the Prospectus to comply with the 1933 Act, to promptly notify the Representative thereof and upon their request to prepare and file with the Commission, at the Depositor's own expense, an amendment or supplement which will correct such statement or omission or any amendment which will effect such compliance.

               (d) During the period when a prospectus is required by law to be delivered in connection with the sale of the Offered Securities pursuant to the Underwriting Agreement, the Depositor will file, on a timely and complete basis, all documents that are required to be filed by the Depositor with the Commission pursuant to Sections 13, 14, or 15(d) of the 1934 Act.

               (e) To qualify the Offered Securities for offer and sale under the securities or "Blue Sky" laws of such jurisdictions as the Representative shall reasonably request and to pay all expenses (including fees and disbursements of counsel) in connection with such qualification of the eligibility of the Offered Securities for investment under the laws of such jurisdictions as the Representative may designate provided that in connection therewith the Depositor shall not be required to qualify to do business or to file a general consent to service of process in any jurisdiction.

               (f) To make generally available to the Depositor's security holders, as soon as practicable, but in any event not later than eighteen months after the date on which the filing of the Prospectus, as amended or supplemented, pursuant to Rule 424 under the 1933 Act first occurs, an earnings statement of the Depositor covering a twelve-month period beginning after the date of the Underwriting Agreement, which shall satisfy the provisions of Section 11(a) of the 1933 Act and the applicable rules and regulations of the Commission thereunder (including, at the option of the Depositor, Rule 158).

               (g) For so long as any of the Offered Securities remain outstanding, to furnish to the Representative upon request in writing copies of such financial statements and other periodic and special reports as the Depositor may from time to time distribute generally to its creditors or the holders of the Offered Securities and to furnish to the Representative copies of each annual or other report the Depositor shall be required to file with the Commission.

               (h) For so long as any of the Offered Securities remain outstanding, the Depositor will, or will cause the Servicer to, furnish to the Representative, as soon as available, a copy of (i) the annual statement of compliance delivered by the Servicer to the Indenture Trustee under the Servicing Agreement, (ii) the annual independent public accountants' servicing report furnished to the Indenture Trustee pursuant to the Servicing Agreement, (iii) each report regarding the Offered Securities mailed to the holders of such Securities, and (iv) from time to time, such other information concerning such Securities as the Representative may reasonably request.

               6. Representations and Warranties of the Depositor and the Originator.

               (a) The Depositor represents and warrants to, and agrees with, each Underwriter and the Originator, as of the date of the Underwriting Agreement, as follows:

               (i) The Registration Statement including a prospectus relating to the Securities and the offering thereof from time to time in accordance with Rule 415 under the 1933 Act has been filed with the Commission and such Registration Statement, as amended to the date of the Underwriting Agreement, has become effective. No stop order suspending the effectiveness of such Registration Statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission. A prospectus supplement specifically relating to the Offered Securities will be filed with the Commission pursuant to Rule 424 under the 1933 Act; provided, however, that a supplement to the Prospectus prepared pursuant to -------- -------
          Section 5(b) hereof shall be deemed to have supplemented the base Prospectus only with respect to the Offered Securities to which it relates. The conditions to the use of a registration statement on Form S-3 under the 1933 Act, as set forth in the General Instructions on Form S-3, and the conditions of Rule 415 under the 1933 Act, have been satisfied with respect to the Depositor and the Registration Statement. There are no contracts or documents of the Depositor that are required to be filed as exhibits to the Registration Statement pursuant to the 1933 Act or the rules and regulations thereunder that have not been so filed.

               (ii) On the effective date of the Registration Statement, the Registration Statement and the base Prospectus conformed in all material respects to the requirements of the 1933 Act and the rules and regulations thereunder, and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; on the date of the Underwriting Agreement and as of the Closing Date, the Registration Statement and the Prospectus conform, and as amended or supplemented, if applicable, will conform in all material respects to the requirements of the 1933 Act and the rules and regulations thereunder, and on the date of the Underwriting Agreement and as of the Closing Date, neither of such documents includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and neither of such documents as amended or supplemented, if applicable, will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the foregoing does not apply to statements or omissions in any of such documents based upon written information furnished to the Depositor by any Underwriter specifically for use therein.

               (iii) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, there has been no material adverse change in the condition, financial or otherwise, earnings, affairs, regulatory situation or business prospects of the Depositor, whether or not arising in the ordinary course of the business of the Depositor.

               (iv) The Depositor has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware.

               (v) The Depositor has all requisite power and authority (corporate and other) and all requisite authorizations, approvals, orders, licenses, certificates and permits of and from all government or regulatory officials and bodies to own its properties, to conduct its business as described in the Registration Statement and the Prospectus and to execute, deliver and perform these Standard Provisions, the Underwriting Agreement and the Transaction Documents to which it is a party, except such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution by the Underwriter of the Offered Securities; all such authorizations, approvals, orders, licenses, certificates are in full force and effect and contain no unduly burdensome provisions; and, except as set forth or contemplated in the Registration Statement or the Prospectus, there are no legal or governmental proceedings pending or, to the best knowledge of the Depositor, threatened that would result in a material modification, suspension or revocation thereof.

               (vi) The Offered Securities have been duly authorized, and when the Offered Securities are issued and delivered pursuant to the Underwriting Agreement, the Offered Securities will have been duly executed, issued and delivered and will be entitled to the benefits provided by the Indenture, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting the rights of creditors generally, and to general principles of equity (regardless of whether the entitlement to such benefits is considered in a proceeding in equity or at law), and will conform in substance to the description thereof contained in the Registration Statement and the Prospectus, and will in all material respects be in the form contemplated by the Indenture.

               (vii) The execution and delivery by the Depositor of these Standard Provisions, the Underwriting Agreement and the Transaction to which it is a party are within the corporate power of the Depositor and none of the execution and delivery by the Depositor of these Standard Provisions, the Underwriting Agreement and the Transaction Document to which it is a party, the consummation by the Depositor of the transactions therein contemplated, or the compliance by the Depositor with the provisions thereof, will conflict with or result in a breach of, or constitute a default under, the charter or the by-laws of the Depositor or any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Depositor or its properties, or any of the provisions of any indenture, mortgage, contract or other instrument to which the Depositor is a party or by which it is bound, or will result in the creation or imposition of a lien, charge or encumbrance upon any of its property pursuant to the terms of any such indenture, mortgage, contract or other instrument, except such as have been obtained under the 1933 Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Offered Securities by the Underwriters.

               (viii) The Underwriting Agreement has been, and at the Closing Date Transaction Documents to which it is a party will have been, duly authorized, executed and delivered by the Depositor.

               (ix) At the Closing Date, each of the Underwriting Agreement and the Transaction Documents to which it is a party will constitute a legal, valid and binding obligation of the Depositor, enforceable against the Depositor, in accordance with its terms, subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting the rights of creditors generally, and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

               (x) No filing or registration with, notice to, or consent, approval, non-disapproval, authorization or order or other action of, any court or governmental authority or agency is required for the consummation by the Depositor of the transactions contemplated by the Underwriting Agreement and the Transaction Documents, except such as have been obtained and except such as may be required under the 1933 Act, the rules and regulations thereunder, or state securities or "Blue Sky" laws, in connection with the purchase and distribution of the Offered Securities by the Underwriters.

               (xi) The Depositor owns or possesses or has obtained all material governmental licenses, permits, consents, orders, approvals and other authorizations necessary to lease, own or license, as the case may be, and to operate, its properties and to carry on its business as presently conducted and has received no notice of proceedings relating to the revocation of any such license, permit, consent, order or approval, which singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially adversely affect the conduct of the business, results of operations, net worth or condition (financial or otherwise) of the Depositor.

               (xii) Other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending to which the Depositor is a party or of which any property of the Depositor is the subject which, if determined adversely to the Depositor would individually or in the aggregate have a material adverse effect on the condition (financial or otherwise), earnings, affairs, or business or business prospects of the Depositor and, to the best of the Depositor's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

               (xiii) At the Closing Date or any Subsequent Transfer Date, as the case may be, each of the Contracts which is a subject of the Transaction Documents and all such Contracts in the aggregate will meet the criteria for selection described in the Prospectus, and at the Closing Date or any Subsequent Transfer Date, as the case may be, the representations and warranties made by the Depositor in the Transaction Documents will be true and correct as of such date.

               (xiv) At the time of execution and delivery of the Transaction Documents and on any Subsequent Transfer Date, as the case may be, the Transferors will have good and marketable title to the Contracts being transferred to the Issuer at the direction of the Depositor pursuant to the Receivables Pledge Agreement, free and clear of any lien, mortgage, pledge, charge, encumbrance, adverse claim or other security interest (collectively, "Liens"), and they will not have assigned to any person (other than the Issuer and the Indenture Trustee) any of their respective right, title or interest in such Contracts and each will have the power and authority to transfer such Contracts to the Issuer, and upon execution and delivery to the Issuer of the Receivables Pledge Agreement, and on any Subsequent Transfer Date, as the case may be, the Issuer will have good and marketable title to the Contracts free and clear of any Liens.

               (xv) At the time of execution and delivery of the Transaction Documents, the Depositor will have good and marketable title to the Offered Securities free and clear of any Liens and will not have assigned to any person any of its right, title or interest in the Offered Securities being issued pursuant thereto, the Depositor will have the power and authority to transfer the Offered Securities to each of the Underwriters, and upon delivery to each of the Underwriters of the Offered Securities, each of the Underwriters will have good and marketable title to the Offered Securities, free and clear of any Liens.

               (xvi) Any taxes, fees and other governmental charges in connection with the execution, delivery and issuance of the Underwriting Agreement, these Standard Provisions, the Transaction Documents and the Offered Securities have been or will be paid at or prior to the Closing Date.

               (b) The Originator represents and warrants to, and agrees with, each Underwriter and the Depositor, as of the date of the Underwriting Agreement, as follows:

               (i) The Originator has been duly organized and is validly existing as a corporation in good standing under the laws of the Commonwealth of Pennsylvania.

               (ii) The Originator has all requisite power and authority (corporate and other) and all requisite authorizations, approvals, orders, licenses, certificates and permits of and from all government or regulatory officials and bodies to own its properties, to conduct its business as described in the Prospectus and to execute, deliver and perform these Standard Provisions, the Underwriting Agreement, and the Transaction Documents to which it is a party, except such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution by the Underwriter of the Offered Securities; all such authorizations, approvals, orders, licenses, certificates are in full force and effect and contain no unduly burdensome provisions; and, except as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending or, to the best knowledge of the Originator, threatened that would result in a material modification, suspension or revocation thereof.

               (iii) The Offered Securities have been duly authorized, and when the Offered Securities are issued and delivered pursuant to the Underwriting Agreement, the Offered Securities will have been duly executed, issued and delivered and will be entitled to the benefits provided by the applicable Indenture, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting the rights of creditors generally, and to general principles of equity (regardless of whether the entitlement to such benefits is considered in a proceeding in equity or at law), and will conform in substance to the description thereof contained in the Registration Statement and the Prospectus, and will in all material respects be in the form contemplated by the Indenture.

               (iv) The execution and delivery by the Originator of these Standard Provisions, the Underwriting Agreement and the Transaction Documents to which it is a party are within the corporate power of the Originator and none of the execution and delivery by the Depositor of these Standard Provisions, the Underwriting Agreement, and the Transaction Documents to which it is a party, the consummation by the Originator of the transactions therein contemplated, or the compliance by the Originator with the provisions thereof, will conflict with or result in a breach of, or constitute a default under, the charter or the by-laws of the Originator or any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Originator or its properties, or any of the provisions of any indenture, mortgage, contract or other instrument to which the Originator is a party or by which it is bound, or will result in the creation or imposition of a lien, charge or encumbrance upon any of its property pursuant to the terms of any such indenture, mortgage, contract or other instrument, except such as have been obtained under the 1933 Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Offered Securities by the Underwriters.

               (v) The Underwriting Agreement has been, and at the Closing Date the Transaction Documents to which it is a party will have been, duly authorized, executed and delivered by the Originator.

               (vi) At the Closing Date, each of the Underwriting Agreement and the Transaction Documents to which it is a party will constitute a legal, valid and binding obligation of the Originator, enforceable against the Originator, in accordance with its terms, subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting the rights of creditors generally, and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

               (vii) No filing or registration with, notice to, or consent, approval, non-disapproval, authorization or order or other action of, any court or governmental authority or agency is required for the consummation by the Originator of the transactions contemplated by the Underwriting Agreement and the Transaction Documents, except such as have been obtained and except such as may be required under the 1933 Act, the rules and regulations thereunder, or state securities or "Blue Sky" laws, in connection with the purchase and distribution of the Offered Securities by the Underwriters.

               (viii) The Originator owns or possesses or has obtained all material governmental licenses, permits, consents, orders, approvals and other authorizations necessary to lease, own or license, as the case may be, and to operate, its properties and to carry on its business as presently conducted and has received no notice of proceedings relating to the revocation of any such license, permit, consent, order or approval, which singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially adversely affect the conduct of the business, results of operations, net worth or condition (financial or otherwise) of the Originator.

               (ix) Other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending to which the Originator is a party or of which any property of the Originator is the subject which, if determined adversely to the Originator would individually or in the aggregate have a material adverse effect on the condition (financial or otherwise), earnings, affairs, or business or business prospects of the Originator and, to the best of the Originator's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

               (x) At the Closing Date or any Subsequent Transfer Date, as the case may be, each of the Contracts which is a subject of the Transaction Documents, and all such Contracts in the aggregate will meet the criteria for selection described in the Prospectus, and at the Closing Date or any Subsequent Transfer Date, as the case may be, the representations and warranties made by the Originator in the Transaction Documents will be true and correct as of such date.

               (xi) At the time of execution and delivery of the Transaction Documents to which it is a party, the Originator will have good and marketable title to the Contracts being transferred to the Transferors and then from the Transferors to the Issuer pursuant to the Transaction Documents, free and clear of any lien, mortgage, pledge, charge, encumbrance, adverse claim or other security interest (collectively, "Liens"), and will not have assigned to any person (other than the Issuer and the Indenture Trustee) any of its right, title or interest in such Contracts or in such Transaction Documents, the Originator will have the power and authority to transfer such Contracts to the Transferors, and upon execution and delivery of the Transaction Documents and delivery of the Contracts to, or on behalf of, the Issuer, and on any Subsequent Transfer Date, as the case may be, the Issuer will have good and marketable title to the Contracts free and clear of any Liens.

               (xii) Any taxes, fees and other governmental charges in connection with the execution, delivery and issuance of the Underwriting Agreement and the Transaction Documents and the Offered Securities have been or will be paid at or prior to the Closing Date.

               7. Indemnification and Contribution.

               (a) The Depositor and the Underwriters.

               (i) The Depositor agrees to indemnify and hold harmless each Underwriter (including Prudential Securities Incorporated acting in its capacity as Representative and as one of the Underwriters), and each person, if any, who controls any Underwriter within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Depositor will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any preliminary Prospectus, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with (1) written information furnished to the Depositor by any Underwriter through the Representative specifically for use therein or
          (2) information regarding the Contracts except to the extent that the Depositor has been indemnified by the Servicer. This indemnity agreement will be in addition to any liability which the Depositor may otherwise have.

               (ii) Each Underwriter will indemnify and hold harmless the Depositor, each of the Depositor's directors, each of the Depositor's officers who signed the Registration Statement and each person, if any, who controls the Depositor, within the meaning of the 1933 Act, against any losses, claims, damages or liabilities to which the Depositor, or any such director, officer or controlling person may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or any other prospectus relating to the

          Offered Securities, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statements or alleged untrue statements or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Depositor by any Underwriter through the Representative specifically for use therein; and each Underwriter will reimburse any legal or other expenses reasonably incurred by the Depositor or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have. The Depositor acknowledges that the statements set forth under the caption "UNDERWRITING" in the Prospectus Supplement constitute the only information furnished to the Depositor by or on behalf of any Underwriter for use in the Registration Statement, any preliminary Prospectus or the Prospectus, and each of the several Underwriters represents and warrants that such statements are correct as to it.

               (iii) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in the preceding parts of this Section 7 is for any reason held to be unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof); provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933
          Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. In determining the amount of contribution to which the respective parties are entitled, there shall be considered the relative benefits received by the Depositor on the one hand, and the Underwriters on the other, from the offering of the Offered Securities (taking into account the portion of the proceeds of the offering realized by each), the Depositor's and the Underwriters' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, and any other equitable considerations appropriate in the circumstances. The Depositor and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purpose). No Underwriter or person controlling such Underwriter shall be obligated to make contribution hereunder which in the aggregate exceeds the total underwriting fee of the Offered Securities purchased by such Underwriter under the Underwriting Agreement, less the aggregate amount of any damages which such Underwriter and its controlling persons have otherwise been required to pay in respect of the same or any substantially similar claim. The Underwriters' obligation to contribute hereunder are several in proportion to their respective underwriting obligations and not joint. For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as such Underwriter, and each director of the Depositor, each officer of the Depositor who signed the Registration Statement, and each person, if any, who controls the Depositor within the meaning of Section 15 of the 1933 Act, shall have the same rights to contribution as the Depositor.

               (b) The Originator and the Depositor.

               (i) The Originator agrees (A) to indemnify and hold harmless the Depositor, each of its directors, each of its officers who have signed the Registration Statement, and each of its directors and each person or entity who controls the Depositor or any such person, within the meaning of Section 15 of the Securities Act, against any and all losses, claims, damages or liabilities, joint and several, to which the Depositor or any such person or entity may become subject, under the Securities Act or otherwise, and will reimburse the Depositor and each such controlling person for any legal or other expenses incurred by the Depositor or such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Prospectus Supplement or any amendment or supplement to the Prospectus Supplement or the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements in the Prospectus Supplement or any amendment or supplement to the Prospectus Supplement approved in writing by the Originator, in light of the circumstances under which they were made, not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission relates to the information contained in the Prospectus Supplement other than the information under the caption "UNDERWRITING"; this indemnity agreement will be in addition to any liability which the Originator may otherwise have; and (B) to indemnify and to hold the Depositor harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Depositor may sustain in any way related to the failure of any of the Originator or its affiliates to perform its duties in compliance with the terms of the Transaction Documents; the Originator shall immediately notify the Depositor if a claim is made by a third party with respect to the Transaction Documents, and the Originator shall assume the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Depositor in respect of such claim.

               (ii) The Depositor agrees to indemnify and hold harmless the Originator, its directors and each person or entity who controls the Originator or any such person, within the meaning of Section 15 of the Securities Act, against any and all losses, claims, damages or liabilities, joint and several, to which the Originator or any such person or entity may become subject, under the Securities Act or otherwise, and will reimburse the Originator and any such director or controlling person for any legal or other expenses incurred by such party or any such director or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, the Prospectus Supplement, any amendment or supplement to the Prospectus or the Prospectus Supplement or the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission is other than a statement or omission relating to the information set forth in subsection (c)(i) of this
          Section 7; provided, however, that in no event shall -------- ------- the Depositor be liable to the Originator under this paragraph (ii) in an amount in excess of the Depositor's resale profit or the underwriting fee on the sale of the Notes; this indemnity agreement will be in addition to any liability which the Depositor may otherwise have.

               (iii) Promptly after receipt by an indemnified party under this
          Section 7(b) of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7(b), notify the indemnifying party in writing of the commencement thereof, but the omission to so notify the indemnifying party will not relieve the indemnifying party from any liability which the indemnifying party may have to any indemnified party hereunder except to the extent such indemnifying party has been prejudiced thereby. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. After notice from the indemnifying party to such indemnified party of its election to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 7(b) for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. The indemnifying party shall not be liable for the expenses of more than one separate counsel.

               (iv) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in the preceding parts of this Section 4.04 is for any reason held to be unavailable to or insufficient to hold harmless an indemnified party under subsection (i) or subsection (ii) of this Section 7(b) in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) subject to the limits set forth in subsection (i) and subsection (ii) of this Section 7(b); provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. In determining the amount of contribution to which the respective parties are entitled, there shall be considered the relative benefits received by the Originator on the one hand, and the Depositor on the other, the Originator's and the Depositor's relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, and any other equitable considerations appropriate in the circumstances. The Originator and the Depositor agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation. For purposes of this Section 7(b), each director of the Depositor, each officer of the Depositor who signed the Registration Statement, and each person, if any who controls the Depositor within the meaning of
          Section 15 of the Securities Act, shall have the same rights to contribution as the Depositor, and each director of the Originator, and each person, if any who controls the Originator within the meaning of Section 15 of the Securities Act, shall have the same rights to contribution as the Originator.

               (c) The parties hereto agree that the first sentence of Section 5 of the Indemnification Agreement (the "Indemnification Agreement") dated as of the Closing Date among the Note Insurer, the Issuer, the Depositor and the Underwriter shall not be construed as limiting the Depositor's right to enforce its rights under Section 7 of these Standard Provisions. The parties further agree that, as between the parties hereto, to the extent that the provisions of Section 5 of the Indemnification Agreement conflict with Section 7 hereof, the provisions of Section 7 hereof shall govern.

               8. Survival of Certain Representations and Obligations. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Depositor and the Originator, its officers and the several Underwriters set forth in, or made pursuant to, the Underwriting Agreement shall remain in full force and effect, regardless of any investigation, or statement as to the result thereof, made by or on behalf of any Underwriter, the Depositor and the Originator, or any of the officers or directors or any controlling person of any of the foregoing, and shall survive the delivery of and payment for the Offered Securities.

               9. Termination. (a) The Underwriting Agreement may be terminated by the Depositor by notice to the Representative and the Originator in the event that a stop order suspending the effectiveness of the Registration Statement shall have been issued or proceedings for that purpose shall have been instituted or threatened.

               (b) The Underwriting Agreement may be terminated by the Representative by notice to the Depositor and the Originator in the event that the Depositor shall have failed, refused or been unable to perform all obligations and satisfy all conditions to be performed or satisfied hereunder by the Depositor at or prior to the Closing Date.

               (c) Termination of the Underwriting Agreement pursuant to this
          Section 9 shall be without liability of any party to any other party other than as provided in Sections 7 and 11 hereof.

               10. Default of Underwriters. If any Underwriter or Underwriters defaults or default in their obligation to purchase Offered Securities which it or they have agreed to purchase under the Underwriting Agreement and the aggregate principal amount of the Offered Securities which such defaulting Underwriter or Underwriters agreed but failed to purchase is ten percent (10%) or less of the aggregate principal amount, notional amount or stated amount, as applicable, of the Offered Securities to be sold under the Underwriting Agreement, as the case may be, the other Underwriters shall be obligated severally in proportion to their respective commitments under the Underwriting Agreement to purchase the Offered Securities which such defaulting Underwriter or Underwriters agreed but failed to purchase. If any Underwriter or Underwriters so defaults or default and the aggregate principal amount of the Offered Securities with respect to which such default or defaults occurs or occur is more than ten percent (10%) of the aggregate principal amount, notional amount or stated amount, as applicable, of Offered Securities to be sold under the Underwriting agreement, as the case may be, and arrangements satisfactory to the Representative and the Depositor for the purchase of such Offered Securities by other persons (who may include one or more of the non-defaulting Underwriters including the Representative) are not made within 36 hours after any such default, the Underwriting Agreement will terminate without liability on the part of any non-defaulting Underwriters or the Depositor except for the expenses to be paid or reimbursed by the Depositor pursuant to Section 11 hereof. As used in the Underwriting Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section 10. Nothing herein shall relieve a defaulting Underwriter from liability for its default.

               11. Expenses. (a) The Depositor agrees with the several Underwriters that:

               (i) whether or not the transactions contemplated in the Underwriting Agreement are consummated or the Underwriting Agreement is terminated, the Depositor will pay all fees and expenses incident to the performance of its obligations under the Underwriting Agreement, including, but not limited to, (i) the Commission's registration fee, (ii) the expenses of printing and distributing the Underwriting Agreement and any related underwriting documents, the Registration Statement, any preliminary Prospectus, the Prospectus, any amendments or supplements to the Registration Statement or the Prospectus, and any Blue Sky memorandum or legal investment survey and any supplements thereto, (iii) fees and expenses of rating agencies, accountants and counsel for the Depositor, (iv) the expenses referred to in Section 5(e) hereof, and (v) all miscellaneous expenses referred to in Item 30 of the Registration Statement;

               (ii) all out-of-pocket expenses, including counsel fees, disbursements and expenses, reasonably incurred by the Underwriters in connection with investigating, preparing to market and marketing the Offered Securities and proposing to purchase and purchasing the Offered Securities under the Underwriting Agreement will be borne and paid by the Depositor if the Underwriting Agreement is terminated by the Depositor pursuant to Section 9(a) hereof or by the Representative on account of the failure, refusal or inability on the part of the Depositor to perform all obligations and satisfy all conditions on the part of the Depositor to be performed or satisfied hereunder; and

               (iii) the Depositor will pay the cost of preparing the certificates for the Offered Securities.

               (b) In connection with the transactions contemplated under this Underwriting Agreement and the Transaction Documents, the Originator shall promptly pay (or shall promptly reimburse the Depositor to the extent that the Depositor shall have paid or otherwise incurred): (i) the fees and disbursements of the Depositor's and the Originators' counsel; (ii) the fees of S&P and Moody's; (iii) any of the fees of the Indenture Trustee and the fees and disbursements of the Indenture Trustee's counsel; (iv) any of the fees of the Owner Trustee and the fees and disbursements of the Owner Trustee's counsel; (v) expenses incurred in connection with printing the Prospectus, the Prospectus Supplement, any amendment or supplement thereto, any preliminary prospectus and the Notes; (vi) fees and expenses relating to the filing of documents with the Commission (including without limitation periodic reports under the Exchange Act); (vii) the shelf registration amortization fee of 0.04% of the Note Principal Balance of the Notes on the Closing Date, paid in connection with the issuance of Notes; (viii) the fees and disbursements for Deloitte & Touche LLP, accountants for the Originator; and (ix) all of the initial expenses (not to exceed $75,000) of the Note Insurer including, without limitation, legal fees and expenses, accountant fees and expenses and expenses in connection with due diligence conducted on the Contract Files but not including the initial premium paid to the Note Insurer. For the avoidance of doubt, the parties hereto acknowledge that it is the intention of the parties that the Depositor shall not pay any of the Indenture Trustee's or Owner Trustee's fees and expenses in connection with the transactions contemplated by this Underwriting Agreement and the Transaction Documents. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expenses.

               (c) Except as otherwise provided in this Section 11, the Underwriters agree to pay all of their expenses in connection with investigating, preparing to market and marketing the Offered Securities and proposing to purchase and purchasing the Offered Securities under the Underwriting Agreement, including the fees and expenses of their counsel and any advertising expenses incurred by them in making offers and sales of the Offered Securities.

               12. Notices. All communications under the Underwriting Agreement shall be in writing and, (i) if sent to the Underwriters, shall be mailed, delivered or telegraphed and confirmed to the Representative at the address and to the attention of the person specified in the Underwriting Agreement, (ii) if sent to the Depositor, shall be mailed, delivered or telegraphed and confirmed to Prudential Securities Secured Financing Corporation, One New York Plaza, New York, New York 10292, Attention: Managing Director-Asset Backed Finance Group and (iii) if sent to the Originator, shall be mailed, delivered or telegraphed and confirmed to American Business Leasing, Inc., Balapointe Office Centre, 111 Presidential Boulevard, Suite 127, Bala Cynwyd, Pennsylvania 19004; provided, however, that any notice to any Underwriter pursuant to the Underwriting Agreement shall be mailed, delivered or telegraphed and confirmed to such Underwriter at the address furnished by it.

               13. Representative of Underwriters. Any Representative identified in the Underwriting Agreement will act for the Underwriters of the Offered Securities and any action taken by the Representative under the Underwriting Agreement will be binding upon all of such Underwriters.

               14. Successors. The Underwriting Agreement shall inure to the benefit of and shall be binding upon the several Underwriters, the Depositor and the Originator and their respective successors and legal representatives, and nothing expressed or mentioned herein or in the Underwriting Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of the Underwriting Agreement, or any provisions herein contained, the Underwriting Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the representations and warranties of the Depositor and the

Originator contained herein or in the Underwriting Agreement shall also be for the benefit of any person or persons who controls or control any Underwriter within the meaning of Section 15 of the 1933 Act, and (ii) the indemnities by the several Underwriters shall also be for the benefit of the directors of the Depositor, the officers of the Depositor who have signed the Registration Statement and any person or persons who control the Depositor within the meaning of Section 15 of the 1933 Act. No purchaser of the Offered Securities from any Underwriter shall be deemed a successor because of such purchase. These Standard Provisions and each Underwriting Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

               15. Time of the Essence. Time shall be of the essence of each Underwriting Agreement.

               16. Governing Law. These Standard Provisions and each Underwriting Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                            [Signature Page Follows]

                  If the foregoing is in accordance with your understanding, please sign and return two counterparts hereof.

                                     Yours truly,

                                     PRUDENTIAL SECURITIES SECURED
                                       FINANCING CORPORATION


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     AMERICAN BUSINESS LEASING, INC.


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

Accepted as of the date hereof:

PRUDENTIAL SECURITIES INCORPORATED


By:
   ---------------------------------
   Name:
   Title:


         [Signature Page to Underwriting Agreement Standard Provisions]

                                                                       Exhibit A

                        Opinions of Dewey Ballantine LLP,
                        special counsel for the Depositor

                  (1) Each of the Trust Agreement, the Receivables Pledge Agreement, the Underwriting Agreement and the Standard Provisions (collectively, with the Indemnification Agreement, the "Documents") constitutes the valid, legal and binding agreement of the Depositor, and is enforceable against the Depositor in accordance with its terms.

                  (2) The Notes, assuming the due execution by the Issuer and due authentication by the Indenture Trustee and payment therefor pursuant to the Underwriting Agreement, are validly issued and outstanding and are entitled to the benefits of the Indenture.

                  (3) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required under federal laws or the laws of the State of New York for the execution, delivery and performance of the Documents or the offer, issuance, sale or delivery of the Notes or the consummation of any other transaction contemplated thereby by the Depositor, except such which have been obtained.

                  (4) The Registration Statement and the Prospectus (other than the financial and statistical data included therein, as to which we are not called upon to express any opinion), at the time the Registration Statement became effective, as of the date of execution of the Underwriting Agreement and as of the date hereof comply as to form in all material respects with the requirements of the 1933 Act and the rules and regulations thereunder, and the Exchange Act and the rules and regulations thereunder, and we do not know of any amendment to the Registration Statement required to be filed, or of any contracts, indentures or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus, which has not been filed or described as required.

                  (5) The registration of the Trust Estate created by the Indenture under the Investment Company Act of 1940 is not required.

                  (6) The statements in the Prospectus Supplement set forth under the caption "DESCRIPTION OF THE NOTES," to the extent such statements purport to summarize certain provisions of the Notes or of the Transaction Documents, are fair and accurate in all material respects.

                                                                       Exhibit B

                             Opinions of Counsel to
                                 the Originator

                  (1) The Originator has been duly organized and is validly existing as a corporation in good standing under the federal laws of the United States and is duly qualified to transact business in the Commonwealth of Pennsylvania.

                  (2) The Originator has the requisite power and authority to execute and deliver, engage in the transactions contemplated by, and perform and observe the conditions of, each of the Transaction Documents to which it is a party.

                  (3) Each of the Transaction Documents to which the Originator is a party have been duly and validly authorized, executed and delivered by the Originator, all requisite corporate action having been taken with respect thereto, and each constitutes the valid, legal and binding agreement of the Originator, and are enforceable against the Originator in accordance with their respective terms.

                  (4) Neither the transfer of the Contracts to the Transferors, nor the execution, delivery or performance by the Originator of the each of the Documents to which it is a party (A) conflicts or will conflict with or results or will result in a breach of, or constitutes or will constitute a default under or violates or will violate, (i) any term or provision of the charter or by-laws of the Originator; (ii) any term or provision of any material agreement, contract, instrument or indenture, to which the Servicer or any of its subsidiaries is a party or is bound; or (iii) any order, judgment, writ, injunction or decree of any court or governmental agency or body or other tribunal having jurisdiction over the Originator or any of its properties; or
(B) results in, or will result in the creation or imposition of any lien, charge or encumbrance upon the Pledged Property or upon the Notes, except as otherwise contemplated by the Indenture.

                  (5) No consent, approval, authorization or order of, registration or qualification of or with or notice to, any court, governmental agency or body or other tribunal is required under the laws of the State of New York or the Commonwealth of Pennsylvania, for the execution, delivery and performance of each of the Transaction Documents to which it is a party or the consummation of any other transaction contemplated thereby by the Originator, except such which have been obtained.

                  (6) There are no legal or governmental suits, proceedings or investigations pending or, to such counsel's knowledge, threatened against the Originator before any court, governmental agency or body or other tribunal (A) which, if determined adversely to the Servicer, would individually or in the aggregate have a material adverse effect on (i) the consolidated financial position, business prospects, stockholders' equity or results of operations of the Originator; (ii) the Originator 's ability to perform its obligations under, or the validity or enforceability of, each of the Transaction Documents to which it is a party; (iii) any Contract or Equipment, or the title of any Obligor to any Equipment; or (B) which have not otherwise been disclosed in the Prospectus and to the best of such counsel's knowledge, no such proceedings or investigations are threatened or contemplated by governmental authorities or threatened by others.

                                                                       Exhibit C

                             Opinions of Counsel to
                              the Indenture Trustee

                  (1) The Indenture Trustee is a New York banking corporation duly organized, validly existing and in good standing under the laws of the New York and has the power and authority to enter into and to take all actions required of it under the Indenture.

                  (2) Each of the Documents to which the Indenture Trustee is a party have been duly authorized, executed and delivered by the Indenture Trustee and each such Document constitutes the legal, valid and binding obligation of the Indenture Trustee, enforceable against the Indenture Trustee in accordance with its terms, except as enforceability thereof may be limited by (A) bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, as such laws would apply in the event of a bankruptcy, insolvency or reorganization or similar occurrence affecting the Indenture Trustee, and (B) general principles of equity regardless of whether such enforcement is sought in a proceeding at law or in equity.

                  (3) No consent, approval, authorization or other action by any governmental agency or body or other tribunal is required on the part of the Indenture Trustee in connection with its execution and delivery of each of the Documents to which it is a party or the performance of its obligations thereunder.

                  (4) The Notes have been duly authenticated and delivered by the Indenture Trustee.

                  (5) The execution and delivery of, and performance by the Indenture Trustee of its obligations under, each of the Documents to which it is a party do not conflict with or result in a violation of any statute or regulation applicable to the Indenture Trustee, or the charter or bylaws of the Indenture Trustee, or to the best knowledge of such counsel, any governmental authority having jurisdiction over the Indenture Trustee or the terms of any indenture or other agreement or instrument to which the Indenture Trustee is a party or by which it is bound.

                                                                       Exhibit D

                             Opinions of Counsel to
                                   the Issuer

                  (1) The Issuer is a Delaware business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power and authority to enter into and to take all actions required of it under the each of the Documents to which it is a party.

                  (2) Each of the Documents to which the Issuer is a party have been duly authorized, executed and delivered by the Issuer and each such Document constitutes the legal, valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms, except as enforceability thereof may be limited by (A) bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, as such laws would apply in the event of a bankruptcy, insolvency or reorganization or similar occurrence affecting the Issuer, and (B) general principles of equity regardless of whether such enforcement is sought in a proceeding at law or in equity.

                  (3) No consent, approval, authorization or other action by any governmental agency or body or other tribunal is required on the part of the Issuer in connection with its execution and delivery of the Documents to which it is a party or the performance of its obligations thereunder.

                  (4) The Notes have been duly executed and delivered by the Issuer.

                  (5) The execution and delivery of, and performance by the Issuer of its obligations under each of the Documents to which it is a party do not conflict with or result in a violation of any statute or regulation applicable to the Issuer, or the certificate of trust of the Issuer, or to the best knowledge of such counsel, any governmental authority having jurisdiction over the Issuer or the terms of any indenture or other agreement or instrument to which the Issuer is a party or by which it is bound.